FIRST TRUST
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March 11, 2013



First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
120 East Liberty Drive
Wheaton, Illinois 60187


Re: 12b-1 Plan Extension Letter for First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund, and First Trust Exchange-Traded AlphaDEX(R) Fund II, (each a "Trust" and collectively, the "Trusts")


Ladies and Gentlemen:

      It is hereby acknowledged that First Trust Portfolios L.P. serves as the distributor of the shares of each series of the above-referenced Trusts. Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), comprised of various exchange-traded funds (each, a "Fund," and, collectively, the "Funds") set forth on Exhibit A attached hereto, which may be amended from time to time.

      It is further acknowledged that each Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest ("Shares") of the Funds. Pursuant to the Plan, each Fund may bear a fee not to exceed 0.25% per annum of such Fund's average daily net assets.

      The purpose of this letter agreement is to agree and acknowledge that the Funds shall not pay, and we shall not collect, any fees pursuant to the Plan any time before the date set forth on Exhibit A attached hereto for each fund.

                                      Very Truly Yours,

                                      FIRST TRUST PORTFOLIOS L.P.


                                      /s/ Mark R. Bradley
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                                      Mark R. Bradley
                                      Chief Financial Officer, Chief Operating
                                      Officer

AGREED AND ACKNOWLEDGED:

First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II


/s/ James M. Dykas
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James M. Dykas
Treasurer, Chief Financial Officer and
Chief Accounting Officer

                                                  EXHIBIT A

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FUNDS                                                                                          DATES
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First Trust Exchange-Traded Fund
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First Trust Dow Jones Select MicroCap Index(SM) Fund                                           05/31/14
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First Trust Morningstar Dividend Leaders(SM) Index Fund                                        05/31/14
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First Trust US IPO Index Fund                                                                  05/31/14
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First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                           05/31/14
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First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                        05/31/14
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First Trust NYSE Arca Biotechnology Index Fund                                                 05/31/14
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First Trust Dow Jones Internet Index(SM) Fund                                                  05/31/14
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First Trust Capital Strength ETF                                                               05/31/14
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First Trust Value Line(R) Equity Allocation Index Fund                                         05/31/14
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First Trust Value Line(R) Dividend Index Fund                                                  05/31/14
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First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                     05/31/14
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First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                    05/31/14
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First Trust S&P REIT Index Fund                                                                05/31/14
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First Trust ISE Chindia Index Fund                                                             05/31/14
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First Trust ISE-Revere Natural Gas Index Fund                                                  05/31/14
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First Trust ISE Water Index Fund                                                               05/31/14
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First Trust Value Line(R) 100 Exchange-Traded Fund                                             05/31/14
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First Trust NASDAQ(R) ABA Community Bank Index Fund                                            05/31/14
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First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                   05/31/14
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First Trust Exchange-Traded Fund II
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First Trust STOXX(R) European Select Dividend Index Fund                                       02/28/15
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                          02/28/15
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First Trust Dow Jones Global Select Dividend Index Fund                                        02/28/15
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First Trust ISE Global Wind Energy Index Fund                                                  02/28/15
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First Trust ISE Global Engineering and Construction Index Fund                                 02/28/15
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First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                       02/28/15
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First Trust ISE Global Copper Index Fund                                                       02/28/15
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First Trust ISE Global Platinum Index Fund                                                     02/28/15
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First Trust BICK Index Fund                                                                    02/28/15
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First Trust NASDAQ CEA Smartphone Index Fund                                                   02/28/15
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First Trust NASDAQ Global Auto Index Fund                                                      02/28/15
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First Trust ISE Cloud Computing Index Fund                                                     02/28/15
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First Trust Exchange-Traded AlphaDEX(R) Fund
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First Trust Large Cap Core AlphaDEX(R) Fund                                                    12/31/14
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First Trust Mid Cap Core AlphaDEX(R) Fund                                                      12/31/14
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First Trust Small Cap Core AlphaDEX(R) Fund                                                    12/31/14
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First Trust Large Cap Value AlphaDEX(R) Fund                                                   12/31/14
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First Trust Large Cap Growth AlphaDEX(R) Fund                                                  12/31/14
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First Trust Multi Cap Value AlphaDEX(R) Fund                                                   12/31/14
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First Trust Multi Cap Growth AlphaDEX(R) Fund                                                  12/31/14
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First Trust Consumer Discretionary AlphaDEX(R) Fund                                            12/31/14
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First Trust Consumer Staples AlphaDEX(R) Fund                                                  12/31/14
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First Trust Energy AlphaDEX(R) Fund                                                            12/31/14
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First Trust Financials AlphaDEX(R) Fund                                                        12/31/14
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First Trust Health Care AlphaDEX(R) Fund                                                       12/31/14
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First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                     12/31/14
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First Trust Materials AlphaDEX(R) Fund                                                         12/31/14
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First Trust Technology AlphaDEX(R) Fund                                                        12/31/14
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First Trust Utilities AlphaDEX(R) Fund                                                         12/31/14
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First Trust Mid Cap Growth AlphaDEX(R) Fund                                                    12/31/14
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First Trust Mid Cap Value AlphaDEX(R) Fund                                                     12/31/14
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First Trust Small Cap Growth AlphaDEX(R) Fund                                                  12/31/14
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First Trust Small Cap Value AlphaDEX(R) Fund                                                   12/31/14
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First Trust Mega Cap AlphaDEX(R) Fund                                                          12/31/14
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First Trust Exchange-Traded AlphaDEX(R) Fund II
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First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                           12/31/14
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First Trust Emerging Markets AlphaDEX(R) Fund                                                  12/31/14
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First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                             12/31/14
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First Trust Europe AlphaDEX(R) Fund                                                            12/31/14
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First Trust Latin America AlphaDEX(R) Fund                                                     12/31/14
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First Trust Brazil AlphaDEX(R) Fund                                                            12/31/14
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First Trust China AlphaDEX(R) Fund                                                             12/31/14
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First Trust Japan AlphaDEX(R) Fund                                                             12/31/14
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First Trust South Korea AlphaDEX(R) Fund                                                       12/31/14
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First Trust Germany AlphaDEX(R) Fund                                                           12/31/14
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First Trust Canada AlphaDEX(R) Fund                                                            12/31/14
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First Trust Australia AlphaDEX(R) Fund                                                         12/31/14
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First Trust United Kingdom AlphaDEX(R) Fund                                                    12/31/14
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First Trust Taiwan AlphaDEX(R) Fund                                                            12/31/14
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First Trust Hong Kong AlphaDEX(R) Fund                                                         12/31/14
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First Trust Switzerland AlphaDEX(R) Fund                                                       12/31/14
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First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                 12/31/14
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First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                        12/31/14
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First Trust Exchange-Traded Fund IV
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First Trust North American Energy Infrastructure Fund                                          02/28/15
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First Trust Exchange Traded Fund VI
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First Trust NASDAQ Technology Dividend Index Fund                                              02/28/15
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Multi-Asset Diverisifed Income Index Fund                                                      02/28/15
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